UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 17, 2005




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                   95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



          401 Wilshire Boulevard, Santa Monica, California, 90401-1490
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of May 31, 2005 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

        99.1 Monthly Financial Data as of May 31, 2005 (Unconsolidated)

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: June 17, 2005                        By:/s/ Douglas J. Goddard
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Item                                                                 Page

99.1     Monthly Financial Information as of May 31, 2005              4

                                                             EXHIBIT 99.1

                                                                 First Federal Bank of California, fsb
                                                    MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                                Unaudited
                                                                         (Dollars in thousands)

                                          As of, for         As of, for       As of, for         As of, for        As of, for
                                           the month         the month         the month           the 5          the 5 months
                                             ended             ended             ended          months ended         ended
                                            May 31,           Apr. 30,          May 31,            May 31,          May 31,
                                              2005              2005              2004              2005              2004

Cash and investment securities        $        247,111   $       256,462  $        333,023   $       247,111  $         333,023
Total assets                          $      9,062,480   $     8,756,054  $      5,387,868   $     9,062,480  $       5,387,868

LOANS:
Total mortgage-backed securities      $         87,048   $        89,489  $        118,494   $        87,048  $         118,494
Total loans, net                      $      8,485,123   $     8,170,414  $      4,781,744   $     8,485,123  $       4,781,744

Loans originated/purchased:
  Single family loans                 $        360,914   $       426,769  $        167,819   $     1,941,084  $         750,310
  Multi-family loans                            71,162            33,700            20,767           240,626            184,775
  Commercial real estate loans                   4,546                --             1,050            22,850              9,666
  Other                                          2,028             8,168             7,213            19,632             42,022
                                         --------------     -------------    --------------     -------------    ---------------
                                      $        438,650   $       468,637  $        196,849  $      2,224,192  $         986,773
                                         ==============     =============    ==============     =============    ===============

Percentage of ARMs originated:                    100%              100%              100%              100%                98%

Loan repayments:
  Single family loans                 $         99,042   $        95,662  $         84,657  $        428,808  $         376,935
  Multi-family and commercial real
     estate loans                               28,346            22,883            26,733           134,758            183,213
  Other                                          1,060             1,997             4,641            22,343             24,378
                                         --------------     -------------    --------------     -------------    ---------------
                                      $        128,448   $       120,542  $        116,031  $        585,909  $         584,526
                                         ==============     =============    ==============     =============    ===============

Loans sold                            $             --   $            --  $            575  $              -  $           2,193

Average rate on loans
   originated/purchased                          5.65%             5.57%             4.37%             5.39%              4.47%
Percentage of portfolio in
   adjustable rate loans                        93.99%            93.89%            83.03%            93.99%             83.03%
Non-performing assets
   to total assets                               0.06%             0.08%             0.04%             0.06%              0.04%

BORROWINGS:
Federal Home Loan Bank
  Advances                            $      3,317,213   $     3,096,213  $      2,074,000  $      3,317,213  $       2,074,000
Reverse
  repurchase agreements               $      1,231,978   $     1,231,978  $        115,224  $      1,231,978  $         115,224

DEPOSITS:
Retail deposits                       $      2,502,235  $      2,473,726  $      2,545,493  $      2,502,235  $       2,545,493
Wholesale deposits                           1,437,656         1,393,025           204,710         1,437,656            204,710
                                         --------------     -------------    --------------     -------------    ---------------
                                      $      3,939,891  $      3,866,751  $      2,750,203  $      3,939,891  $       2,750,203
                                         ==============     =============    ==============     =============    ===============
Net increase (decrease)               $         73,140  $         58,689  $         20,033  $        154,996  $         192,777

AVERAGE INTEREST RATES:
Yield on loans                                   5.05%             4.90%             4.69%             4.82%              4.77%
Yield on investments                             3.99%             3.62%             2.82%             3.78%              2.65%
Yield on earning assets                          5.02%             4.86%             4.60%             4.79%              4.67%
Cost of deposits                                 2.12%             1.97%             1.27%             1.92%              1.28%
Cost of borrowings                               3.10%             2.99%             2.41%             2.80%              2.53%
Cost of money                                    2.64%             2.50%             1.77%             2.40%              1.81%
Earnings spread                                  2.38%             2.36%             2.83%             2.37%              2.86%
Effective net spread                             2.46%             2.44%             2.93%             2.47%              2.96%

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